January 21, 1999

    To Our Shareholders:

    For the quarter ended December 31, 1998, we increased our assets by $84,622 and ended the year with a Net Asset Value of $1.44.

    In December, Auto Radiator Sales was sold to Visteon Automotive Systems (a unit of Ford Motor) and we received $1.2 million as proceeds from the sale. This ends a seven year association with ARS and we are proud to have helped the company grow from a startup to $75 million in annual sales. We wish we had more investments with management like Auto Radiator Sales.

    We entered into two new and one follow on investments during the Quarter.

    We participated by providing $420,000 in a convertible bridge loan for InfoMiners, Inc. InfoMiners, Inc. serves the healthcare market and provides data mining tools that assist decision support solutions through database systems. They are currently raising $4 million and we will have the option to convert our loan at the same terms as the new financing. In addition to the loan, we received a warrant to purchase 147,000 shares. We also participated in a financing for Dataview, LLC. Information about this company can be found at www.marketgauge.com. Dataview designs, develops and markets browser-based software products which are geared toward the financial market, enabling capitalization on the growth of Internet technology. Under the terms of our investment, our loan will convert to 2.70% of Dataview, LLC. Finally, we participated in a follow on investment with Pathlight Technology, Inc. and invested $100,000 in a Convertible Note.

    We end 1998 with $3.75 million in cash or $.66 per share of our Net Asset Value in cash. Our goal in 1999 is to prudently invest these funds and increase our shareholder value.

    I thank you for your support.

    Allen F. Grum
    President

PORTFOLIO VALUATION / DECEMBER 31, 1998

                                                                                            December 31, 1998     September 30, 1998
                                                                   Date                        Per Share              Per Share
Company and Business            Type of Investment                 Acquired    Cost          Value    Rand        Value         Rand

American Tactile Corporation    Convertible Debentures             6/23/95     150,000       50,000   0.01        50,000        0.01
Medina, NY.  Develops           at 8% due June 2000
equipment and systems to        and April 2001 with
produce signage.                detachable warrants

ARIA Wireless Systems, Inc.    Common Stock - 488,000 shares       5/23/97     438,000     122,000   0.02       122,000        0.02
(OTC:AWSI)* Buffalo, NY.
Markets wireless radio
transmission communication
equipment.
www.ariawireless.com

ARS, Inc.                      Debenture at 18.74% (repaid 12/98)     -          -            -         -     1,087,000        0.19
Buffalo, NY.  Distributes
replacement auto products.

BioVector, Inc.                Common Stock - 50,000 shares        4/17/97      50,000     125,000   0.08       125,000        0.08
Orchard Park, NY.              Convertible Promissory Note at 8%,              360,000     360,000              360,000
Medical technological          due April 2002 Option to purchase
sales force company.           165,000 Common Shares

BioWorks, Inc.                 Series A Convertible Preferred      11/6/95      56,000      56,000   0.01        56,000        0.01
Geneva, NY.  Develops          Stock - 32,000 shares
and manufactures biological
alternative to chemical
pesticides.

Clearview Cable TV, Inc.       Common Stock - 400 shares           2/23/96      55,541      55,541   0.01        55,541        0.01
New Providence, NJ.
Cable television operator.

DataView, LLC                  Convertible Subordinated Note-      10/1/98     100,000     100,000   0.02          -            -
Mt. Kisco, N.Y.  Designs,      $100,000
develops and markets browser   8% Due October 15, 1999
based software for investment
professionals.
www.marketgauge.com

Fertility Acoustics, Inc.      Common Stock -150,000 shares        10/1/97      50,000     125,000   0.02       125,000       0.02
Orchard Park, NY.              Option to purchase 15,000 shares
Developer of proprietary
methods to diagnose onset
of ovulation.

J. Giardino                    First mortgage @ 12%                2/26/88     121,112     121,112   0.02       172,034       0.03
Buffalo, NY.
Commercial real estate.

Hammertime, Inc.               Convertible Preferred Stock -      10/1/98      100,000     100,000   0.04          -          0.01
Clarence, NY.                  100,000 Shares                                  100,000     100,000               50,000
Exclusive Sears licensed       Senior Subordinated Note at
installer of kitchens          12% due October 6, 2000
and baths.

HealthWay Products             Promissory Note at 24%,            3/18/96      100,000     100,000   0.02       100,000       0.02
Company, Inc.                  due June 1996
Syracuse, NY. Manufactures     4,667 warrants for Series
air filters and climate        A Preferred Stock
control devices.
www.healthway.com

InfoMiners, Inc.               Bridge loan at 10% due             12/21/98     420,000     420,000   0.07           -           -
Amherst, NY.  Data             June, 1999
warehousing & decision         147,000 warrants for shares
support software for           of stock
healthcare industries.
www.infominers.com

Lightbridge, Inc.              Common Stock - 13,165 shares        3/31/94     218,271      72,408   0.01        57,012       0.01
(NASDAQ:LTBG)*
Burlington, MA.
Provides software based
services for wireless
telecommunications industry.
www.lightbridge.com

MINRAD, Inc.                   Common Stock - 118,689 shares        8/4/97     429,000     949,512   0.17       949,512       0.17
Orchard Park, NY.
Developer of laser guided
surgical devices.

Pathlight Technology, Inc.    Class A Series 1(a)                  10/7/97     100,000     100,000   0.04       100,000       0.02
Ithaca, NY.                   Convertible Preferred Stock -                    100,000     100,000
Develops high technology      100,000 shares with 6% cumulative
Serial Storage Architecture   dividend.  Subordinated Note at
for computer industry.        7.5% due December 2000
www.pathlight.com


Platform Technology           Two units with option for            9/24/97       8,045      60,000   0.01        50,000       0.01
Holdings, LLC                 two additional units
Orchard Park, NY.
Provides sales support and
management for unique
medical businesses.

Reflection Technology, Inc.   Series J Convertible Preferred       10/4/95     500,000     150,000   0.03       150,000       0.03
Waltham, MA. Develops         Stock - 243,903 shares
and licenses proprietary
virtual display technology.
www.reflectiontech.com

UStec, Inc.                   Promissory Note at 12%              12/17/98     100,000     100,000   0.02       100,000       0.02
Victor, NY.                   due December 2003
Manufacturers & markets
digital wiring systems
for residential new home
construction.
www.ustecnet.com

Other investments
                               Other                                 -         491,832      20,597   0.00        52,757       0.01
                                                                               _______      ______   ____        ______       ____

                               Total portfolio investments                    4,047,801  3,387,170   0.59     3,741,856       0.66
                                                                              =========
                               Cash and Cash equivalents                                 3,757,399   0.66     3,369,044       0.59
                               Net receivables(payables)                                    20,583   0.00        13,110         -
                                                                                            ______               ______

                                                                                         7,165,152   1.25     7,124,010       1.25
                               Net Assets before Taxes                                  (1,071,880) (0.19)   (1,028,400)     (0.18)
                                                                                        ___________           __________
                               Tax provision (benefit)

                               Net Assets                                                8,237,032            8,152,410
                                                                                         =========            =========

                               Net Asset Value per Share (5,708,034                                   1.44                     1.43
                               shares outstanding during both periods)


*    Publicly owned company   ^  Unrestricted securities as defined in Note (a)

Note: Restricted securities, including securities of publicly-owned companies which are subject to restrictions on resale, are valued at fair value as determined by the Board of Directors. Fair value is considered to be the amount which the Corporation may reasonably expect to receive for portfolio securities if such securities were sold on the valuation date. Valuations as of any particular date, however, are not necessarily indicative of amounts which may ultimately be realized as a result of future sales or other dispositions of securities. Among the factors considered by the Board of Directors in determining the fair value of restricted securities are the financial condition and operating results, projected operations, and other analytical data relating to the investment. Also considered are the market prices for unrestricted securities of the same class (if applicable) and other matters which may have an impact on the value of the portfolio company.




Rand Capital Corporation

Board of Directors (Elected by Shareholders April 14, 1998)

         Reginald B. Newman II      Chairman of the Board

g        Thomas R. Beecher, Jr.
         Allen F. Grum

a, c     Luiz F. Kahl

c, g     Ross B. Kenzie

a        Willis S. McLeese

a, c, g  Jayne K. Rand

a - Member of audit committee
c - Member of compensation committee
g - Member of governance committee

Officers             Title                               Email
Allen F. Grum        President, Chief Executive Officer  pgrum@randcap.com
Nora B. Sullivan     Executive Vice President            nsullivan@randcap.com
Daniel P. Penberthy  Chief Financial Officer             dpenberthy@randcap.com

Corporate Data
Stock Listing                    NASDAQ SmallCap Market - symbol RAND
Transfer Agent and Registrar     Continental Stock Transfer & Trust Company
General Counsel                  Hodgson, Russ, Andrews, Woods & Goodyear, LLP
Independent Accountants          Deloitte & Touche LLP
Number of Shareholders           1,087 (as of March 10, 1998)

Rand is actively seeking business opportunities for investment consideration. If you are aware of such businesses which may need Rand's support and assistance, please feel free to contact us.

Rand Capital Corporation
2200 Rand Building
Buffalo, NY 14203
Tel: 716-853-0802
Fax: 716-854-8480